UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 18, 2006

CARBO CERAMICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15903	72-1100013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 401-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement

On April 18, 2006, the shareholders of CARBO Ceramics Inc. (the “Company”) approved amendments (the “Amendments”) to the 2004 CARBO Ceramics Inc. Long-Term Incentive Plan (the “Plan”). The Amendments, which became effective upon shareholder approval, provide for the following modifications:

°

Grant of Restricted Stock to Non-Employee Directors. Shareholders approved a grant of 2,000 shares of restricted stock to each of the current non-employee Directors of the Company (Messrs. Cooke, Deaton, Lentz, Morris, Murphy and Rubin) on April 18, 2006, and to each future non-employee Director of the Company on the first day that he or she is elected or appointed as a Director. Unlike employee grants, grants to non-employee Directors will occur regardless of the Company’s net income in the immediately preceding calendar year, and one third of such shares will vest on each of the first three anniversaries of the grant date with early vesting upon change in control of the Company or upon termination by reason of death, disability or retirement.

°

Retirement Provisions. Under the Plan, in the case of a termination of employment due to death or disability, unvested shares of restricted stock continue to vest for one additional year following termination. The Amendments provide that upon a termination of employment due to death, disability or “retirement,” a participant’s unvested shares will vest on the date of such termination. The Amendments define “retirement” as a participant’s voluntary termination of employment or service on the Board of Directors (with the approval of the Board of Directors) at or after age 62 (unless otherwise defined in a participant’s award agreement).

°

Administrative Adjustments. The Amendments made certain clarifications to the definition of Company “Affiliate” and the dividend payment practice regarding shares of restricted stock, and added a savings clause relating to 409A of the Internal Revenue Code.

Please refer to the form of restricted stock award agreement for non-employee Directors, amended form of restricted stock award agreement for officer and Amendment Number One to the 2004 CARBO Ceramics Inc. Long-Term Incentive Plan, effective April 18, 2006, which are attached or incorporated herein by reference, for further information. Such exhibits are incorporated herein by reference in their entirety.

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Item 9.01 Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1

Amendment No. 1 to the 2004 CARBO Ceramics Inc. Long-Term Incentive Plan (incorporated by reference to Annex A of CARBO Ceramic Inc.’s Definitive Proxy Statement for the 2006 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 20, 2006

10.2	Form of Non-Employee Director Restricted Stock Award Agreement
10.3	Form of Officer Restricted Stock Award Agreement

[Remainder of page intentionally left blank; signature on following page.]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO Ceramics Inc.

By:	/s/ Paul G. Vitek
Paul G. Vitek
Sr. Vice President, Finance and
Chief Financial Officer

Dated:	April 24, 2006